Income taxes: (Details) (USD $) In Thousands, unless otherwise specified	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2012	Mar. 31, 2011
Income taxes:
Income Taxes, Foreign Statutory Corporate Tax Rate	26.50%	25.00%	28.00%
Difference in income tax provision from that calculated by applying the combined enacted Canadian federal and provincial statutory income tax rate
Loss before income taxes	$ (46,954)	$ (97,036)	$ (41,721)
Expected income tax recovery	12,443	24,259	11,682
Reduction (increase) in income taxes resulting from:
Non-deductible stock-based compensation	(1,642)	(3,019)	(1,379)
Other permanent differences	(87)	2,158	(600)
Withholding taxes	(500)	(1,187)	(303)
Change in enacted rates	(189)	(62)	24
Foreign tax rate differences, foreign exchange and other adjustments	552	382	(710)
Non-taxable income from equity investment	3,974	3,308	1,888
Change in valuation allowance	(13,391)	(27,577)	(11,023)
Total income tax recovery (expense)	$ 1,160	$ (1,738)	$ (421)